VOYAGEUR
                     YOUR TAX SENSITIVE INVESTMENT MANAGER




                             COLORADO TAX FREE FUND





                            A N N U A L   R E P O R T


                             DATED DECEMBER 31, 1996


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).



LETTER FROM THE PRESIDENT

[PHOTO]
ANDREW M. McCULLAGH, JR.
PRESIDENT

Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Elizabeth Howell and I, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser or Voyageur Client Service representatives are available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may have concerning this transaction or your Voyageur fund investment.

Sincerely,


/s/ Andrew M. McCullagh, Jr.
Andrew M. McCullagh, Jr.
President
Voyageur Colorado Tax Free Fund



VOYAGEUR COLORADO TAX FREE FUND

[PHOTO]
ANDREW M. McCULLAGH, JR. IS THE SENIOR MUNICIPAL BOND MANAGER FOR THE VOYAGEUR COLORADO TAX FREE FUND. MR. McCULLAGH HAS MORE THAN 23 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.


For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur Colorado Tax Free Fund was 4.08%.*

Throughout 1996, the major management thrust in the Voyageur Colorado Tax Free Fund has been to increase shareholders' tax-exempt income and extend call protection. In order to increase our dividend income, we made a significant number of trades into higher yielding bonds, slightly lowering the overall credit quality of the Fund. Since higher yielding bonds are more attractive to investors, they tend to appreciate in price over time -- thereby increasing the value of the portfolio.

To protect the income stream for as long as possible, we are extending call protection by selling bonds that can be called in the nearer term and replacing them with bonds that have longer call features. We believe these changes will better provide for your income stream further into the future. This is especially important if, as we anticipate, the U.S. economy slows in the first half of 1997 and interest rates decline. During 1996, several positions in the Fund were consolidated by selling some of the smaller positions in favor of larger holdings. Consequently, there are fewer items in the portfolio to monitor. Further consolidation will likely continue in 1997.

OUTLOOK
The U.S. economy is still showing signs of moderate growth with moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.

Colorado's economy continues to be one of the strongest in the United States. Although its growth is showing some signs of slowing, there are still signs of strength in the state. Colorado has a much more broad-based economy than it had in the past -- due to a strong influx of people and businesses from the state of California. This broad-based economy should dampen the effects of any future economic recession.


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                        VOYAGEUR COLORADO TAX FREE FUND
                               Portfolio Abstract
                     For the Period Ended December 31, 1996

                                 CLASS A SHARES

                CO Tax Free                             CO Tax Free                              Lehman Bros. 20
           Without Sales Charge                      With Sales Charge                      Year Municipal Bond Index
Apr-87             10000                                   9625                                       10000
                  9980.9                                  9606.61                                     9845
                  9976.41                                 9602.29                                     9771
                  10127.2                                 9747.44                                     10048
                  10208.1                                 9825.3                                      10143
                  10289.5                                 9903.61                                     10187
                  9963.47                                 9589.84                                     9841
                  9898.13                                 9526.95                                     9850
                  10166.2                                 9784.95                                     10105
Dec-87            10327.3                                 9940.01                                     10255
                  10601.2                                 10203.6                                     10705
                  10739.9                                 10337.2                                     10847
                  10604.4                                 10206.7                                     10652
                  10710.5                                 10308.9                                     10743
                  10708.4                                 10306.8                                     10741
                  10952.2                                 10541.5                                     10950
                  11016.6                                 10603.5                                     11043
                  11024.4                                 10610.9                                     11058
                  11216.6                                 10793.1                                     11317
                  11405.5                                 10977.8                                     11570
                   11328                                  10903.1                                     11477
Dec-88            11414.5                                 10986.4                                     11629
                  11603.7                                 11168.6                                     11928
                  11603.9                                 11168.8                                     11784
                  11646.3                                 11209.6                                     11757
                  11794.6                                 11352.3                                     12080
                  12042.5                                 11590.9                                     12368
                  12234.6                                 11775.8                                     12527
                  12404.3                                 11939.1                                     12701
                  12275.1                                 11814.8                                     12567
                  12208.3                                 11750.5                                     12474
                  12385.7                                 11921.2                                     12667
                  12511.9                                 12042.7                                     12899
Dec-89            12639.8                                 12165.8                                     12992
                  12585.4                                 12113.5                                     12885
                  12684.3                                 12208.6                                     13013
                   12727                                  12249.7                                     13040
                  12690.9                                  12215                                      12915
                  12891.4                                  12408                                      13245
                  12999.7                                 12512.2                                     13351
                   13198                                  12703.1                                     13574
                  13065.9                                 12575.9                                     13299
                  13033.6                                 12544.9                                     13283
                  13145.2                                 12652.3                                     13527
                  13374.8                                 12873.2                                     13849
Dec-90            13502.1                                 12995.7                                     13917
                  13629.1                                  13118                                      14085
                  13776.1                                 13259.5                                     14201
                  13779.3                                 13262.6                                     14212
                  13862.3                                 13342.5                                     14418
                  14032.4                                 13506.1                                     14568
                  14009.1                                 13483.8                                     14526
                  14210.5                                 13677.6                                     14738
                  14383.7                                 13844.3                                     14936
                  14541.8                                 13996.4                                     15139
                  14677.3                                 14126.9                                     15287
                  14726.1                                 14173.8                                     15312
Dec-91            14956.6                                 14395.7                                     15638
                  14989.7                                 14427.5                                     15671
                  15036.6                                 14472.7                                     15677
                  15068.8                                 14503.7                                     15715
                  15204.6                                 14634.5                                     15862
                  15371.3                                 14794.9                                     16070
                  15569.1                                 14985.2                                     16366
                  16083.7                                 15480.5                                     16952
                  15877.9                                 15282.4                                     16740
                  15943.2                                 15345.3                                     16823
                  15779.4                                 15187.6                                     16585
                  16304.4                                  15693                                      17006
Dec-92            16511.6                                 15892.4                                     17229
                  16704.2                                 16077.8                                     17413
                  17212.2                                 16566.7                                     18151
                  17152.8                                 16509.5                                     17993
                  17329.4                                 16679.6                                     18220
                   17444                                  16789.9                                     18371
                  17783.3                                 17116.4                                     18709
                  17914.2                                 17242.4                                     18732
                  18271.8                                 17586.6                                     19180
                  18534.7                                 17839.7                                     19421
                  18717.8                                 18015.8                                     19456
                  18525.3                                 17830.7                                     19242
Dec-93            18774.7                                 18070.6                                     19706
                  19029.3                                 18315.7                                     19954
                  18554.5                                 17858.7                                     19362
                  17802.3                                 17134.7                                     18341
                  17595.6                                 16935.7                                     18492
                  17764.6                                 17098.4                                     18710
                  17621.7                                 16960.9                                     18523
                  17931.4                                  17259                                      18947
                  17910.2                                 17238.5                                     19000
                  17572.2                                 16913.2                                     18620
                  17161.2                                 16517.7                                     18128
                  16676.8                                 16051.4                                     17704
Dec-94            17062.7                                 16422.9                                     18260
                   17684                                  17020.8                                     18974
                  18380.2                                  17691                                      19663
                  18570.3                                  17874                                      19887
                  18633.6                                 17934.9                                     19883
                  19300.5                                 18576.7                                     20633
                  19144.3                                 18426.4                                     20315
                  19209.5                                 18489.1                                     20420
                  19404.8                                 18677.1                                     20700
                  19637.8                                 18901.3                                     20864
                   20002                                  19251.9                                     21308
                   20331                                  19568.5                                     21779
Dec-95            20566.7                                 19795.5                                     22084
                  20728.5                                 19951.2                                     22197
                  20528.3                                 19758.5                                     21944
                  20175.7                                 19419.2                                     21592
                  20127.3                                 19372.5                                     21506
                  20155.4                                 19399.6                                     21532
                  20359.8                                 19596.3                                     21836
                  20544.8                                 19774.4                                     22050
                  20613.1                                 19840.1                                     22014
                  20897.7                                 20114.1                                     22459
                  21144.4                                 20351.5                                     22728
                  21472.5                                 20667.3                                     23203
Dec-96            21406.2                                 20603.5                                     23067




Voyageur Colorado Tax Free Fund Without Sales Charge - Ending Value $21,406 Voyageur Colorado Tax Free Fund With Sales Charge - Ending Value $20,604 Lehman Bros. 20 Year Municipal Bond Index - Ending Value $23,067


The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

        The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Performance quoted represents past performance and is not indicative of future results.
        * Average annual total returns include the maximum 3.75% sales charge. ** Commencement of operations.
        *** Assumes redemption on December 31, 1996


                        Voyageur Colorado Tax Free Fund
                          Average Annual Total Returns
                                (Class A Shares)

                                          Since
                       1 Year  5 Year   4/23/87**
Without Sales Charge    4.08%   7.42%     8.16%

With Sales Charge*      0.18%   6.60%     7.74%

Lehman Bros.            4.45%   8.08%     9.01%
20 Year Municipal
Bond Index


                        Voyageur Colorado Tax Free Fund
                          Average Annual Total Returns
                                (Class B Shares)


                                         Since
                              1 Year    3/22/95**
Without Contingent             3.25%     7.34%
Deferred Sales Charge
With Contingent               (1.75%)    5.20%
Deferred Sales Charge***



                        Voyageur Colorado Tax Free Fund
                          Average Annual Total Returns
                                (Class C Shares)

                                           Since
                               1 Year    5/6/94**
                               3.17%      6.62%



                               Quality Breakdown

                                  [PIE CHART]

NR/NR                    4%
A/A                     19%
Aa/AA                   21%
Baa/BBB                 24%
Aaa/AAA                 32%

                                Sector Breakdown
                        (shown as % of total net assets)



Health Care             21.4%
General Obligation      20.4%
Housing                 18.7%
Transportation          13.0%
Other                    9.8%
Utilities                4.6%
Education                3.1%
Lease/C.O.P.             2.5%
Industrial               2.4%
Pre-Refunded/Escrow      0.9%


                                   Statistics

Average Maturity        12.4  Years
Average Coupon           6.36%
Portfolio Duration       8.0  Years
Average Quality          A/A




INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds II, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Colorado Tax Free Fund (a fund within Voyageur Mutual Funds II, Inc.) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1996 and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Colorado Tax Free Fund at December 31, 1996 and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period ended December 31, 1996 and the financial highlights for each of the years in the five-year period ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997


VOYAGEUR COLORADO TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                 DECEMBER 31, 1996
-------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $351,624,252) ..................................   $ 362,030,697
Cash in bank on demand deposit ......................................             646
Accrued interest receivable .........................................       3,732,699
Receivable for Fund shares sold .....................................          30,031
                                                                        -------------
   Total assets .....................................................     365,794,073
                                                                        -------------

       LIABILITIES
Dividends payable to shareholders ...................................       1,554,665
Payable for Fund shares redeemed ....................................         174,683
Other accrued expenses ..............................................          42,089
                                                                        -------------
   Total liabilities ................................................       1,771,437
                                                                        -------------

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK ..................   $ 364,022,636
                                                                        =============

Represented by:
   Capital Stock - $.001 par value (note 1) .........................   $      33,767
   Additional paid-in capital .......................................     362,273,026
   Undistributed net investment income ..............................         581,469
   Accumulated net realized loss on investments .....................      (9,272,071)
   Unrealized appreciation of investments ...........................      10,406,445
                                                                        -------------

     TOTAL NET ASSETS ...............................................   $ 364,022,636
                                                                        =============

Net assets applicable to outstanding Class A shares .................   $ 358,328,150
                                                                        =============
Net assets applicable to outstanding Class B shares .................   $   4,172,133
                                                                        =============
Net assets applicable to outstanding Class C shares .................   $   1,522,353
                                                                        =============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of Capital Stock outstanding: 33,238,520 (note 5)   $       10.78
                                                                        =============
   Class B - Shares of Capital Stock outstanding: 387,138 (note 5) ..   $       10.78
                                                                        =============
   Class C - Shares of Capital Stock outstanding: 141,218 (note 5) ..   $       10.78
                                                                        =============

See accompanying notes to financial statements.




VOYAGEUR COLORADO TAX FREE FUND
STATEMENT OF OPERATIONS                                   YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------------
Investment income:
   Interest ...........................................................   $ 22,579,184
                                                                          ------------

Expenses (note 3):
   Investment advisory and management fee .............................      1,865,515
   Dividend-disbursing, administrative and accounting services fees ...        426,237
   Printing, postage and supplies .....................................         48,838
   Audit and accounting fees ..........................................         26,779
   Legal fees .........................................................         10,821
   Distribution fees - Class A ........................................        922,540
   Distribution fees - Class B ........................................         26,004
   Distribution fees - Class C ........................................         14,080
   Directors' fees ....................................................         24,147
   Registration fees ..................................................          1,086
   Custodian fees .....................................................         42,992
   Other ..............................................................         24,748
                                                                          ------------
     Total expenses ...................................................      3,433,787
   Less:  Expenses waived or absorbed by the distributor ..............       (500,871)
                                                                          ------------
     Total net expenses ...............................................      2,932,916
                                                                          ------------
     Investment income - net ..........................................     19,646,268
                                                                          ------------

Realized and unrealized gain (loss) on investments:
   Realized gain on security transactions (note 2) ....................        133,826
   Net change in unrealized appreciation or depreciation of investments     (5,488,422)
                                                                          ------------
     Net loss on investments ..........................................     (5,354,596)
                                                                          ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $ 14,291,672
                                                                          ============

See accompanying notes to financial statements.




VOYAGEUR COLORADO TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------
                                                                               YEAR             YEAR
                                                                               ENDED            ENDED
                                                                            DECEMBER 31,    DECEMBER 31,
Operations:                                                                    1996             1995
                                                                           -------------    -------------
   Investment income - net .............................................   $  19,646,268    $  20,124,536
   Realized gain (loss) on security transactions .......................         133,826       (9,220,493)
   Net change in unrealized appreciation or
      depreciation of investments ......................................      (5,488,422)      61,036,568
                                                                           -------------    -------------
         Net increase in net assets resulting from operations ..........      14,291,672       71,940,611
                                                                           -------------    -------------
Distributions to shareholders from:
   Investment income - net:
      Class A ..........................................................     (18,915,160)     (20,437,593)
      Class B ..........................................................        (109,036)         (20,541)
      Class C ..........................................................         (59,059)         (33,262)
                                                                           -------------    -------------
         Total distributions ...........................................     (19,083,255)     (20,491,396)
                                                                           -------------    -------------
Capital share transactions (note 5): Proceeds from sale of shares:
      Class A (note 3) .................................................      21,914,760       37,603,482
      Class B ..........................................................       3,017,003        1,630,345
      Class C ..........................................................         784,158          570,571
Netasset value of shares issued in reinvestment of net investment income distributions:
      Class A ..........................................................      12,151,368       13,311,806
      Class B ..........................................................          68,715           12,329
      Class C ..........................................................          49,099           27,040
   Payments for redemption of shares:
      Class A ..........................................................     (63,749,843)     (63,543,450)
      Class B (note 3) .................................................        (567,194)         (49,987)
      Class C (note 3) .................................................        (354,884)        (112,717)
                                                                           -------------    -------------
   Decrease in net assets from capital share transactions ..............     (26,686,818)     (10,550,581)
                                                                           -------------    -------------
      Total increase (decrease) in net assets ..........................     (31,478,401)      40,898,634
Net assets at beginning of period ......................................     395,501,037      354,602,403
                                                                           -------------    -------------
Net assets at end of period (including undistributed net investment
    income of $581,469 and $18,456,  respectively) .....................   $ 364,022,636    $ 395,501,037
                                                                           =============    =============

See accompanying notes to financial statements.




VOYAGEUR COLORADO TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Voyageur Colorado Tax Free Fund (the Fund), a series of Voyageur Mutual Funds II, Inc., is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.
   The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
   Pursuant to its amended articles of incorporation, Voyageur Mutual Funds II, Inc. has 10 trillion shares of authorized capital stock that may be issued in one or more series.

   The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.
   Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
   The Fund concentrates its investments in a single state, and therefore may have more credit risk related to the economic conditions of the state of Colorado than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
   For federal income tax purposes, Colorado Tax Free Fund had a capital loss carryover at December 31, 1996, of $9,191,755 that will expire in 2003 and 2004 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be distributed throughout the year and net long-term realized capital gains, when available, are distributed annually.

ILLIQUID SECURITIES
   At December 31, 1996, investments in securities for the Fund include issues that are illiquid. The Fund currently limits investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at December 31, 1996, was $33,228,278 which represents 9.1% of net assets.

(2) SECURITIES TRANSACTIONS
   Purchase cost and proceeds from sales of securities other than short-term securities aggregated $149,326,610 and $188,811,961, respectively, for the year ended December 31, 1996.

(3) EXPENSES
   The Fund has an investment advisory and management agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is paid monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis.
   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
   Each class of shares has a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of average daily net assets of the Class A Shares and 1.00% of average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fees at its sole discretion. During the year ended December 31, 1996, Fund Distributors voluntarily waived Class A distribution fees of $499,145 and Class B distribution fees of $1,726.
   Sales charges paid by Class A shareholders were $525,069. Of this amount, Fund Distributors received $68,666. Contingent deferred sales charges for the year ended December 31, 1996 were $12,013 for Class B shareholders and $384 for Class C shareholders.

(4) PLANNED FUND REORGANIZATION
   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an Agreement and plan of merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund's Board of Directors and shareholders.

(5) SHARE TRANSACTIONS
Transactions in shares of capital stock during the periods ended December 31, 1996 and December 31, 1995 were as follows:


                                          CLASS A                      CLASS B
                                 --------------------------      ---------------------------
                                   YEAR              YEAR          YEAR        PERIOD FROM
                                   ENDED             ENDED         ENDED     MARCH 22, 1995*
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31, TO DECEMBER 31,
                                    1996            1995           1996          1995
                                 ----------      ----------      --------      --------
Shares sold ................      2,051,210       3,671,995       282,979       154,321
Shares issued for reinvested
     distributions .........      1,139,876       1,293,858         6,461         1,168
Shares redeemed ............     (5,983,150)     (6,106,138)      (53,076)       (4,715)
                                 ----------      ----------      --------      --------
Increase (decrease) in
     shares outstanding ....     (2,792,064)     (1,140,285)      236,364       150,774
                                 ==========      ==========      ========      ========





                                                        CLASS C
                                             YEAR              YEAR
                                             ENDED             ENDED
                                         DECEMBER 31,       DECEMBER 31,
                                             1996              1995
                                         ------------       ------------

Shares sold ..................             74,401              54,821
Shares issued for reinvested
     distributions ...........              4,619               2,607
Shares redeemed ..............            (33,412)            (10,608)
                                          -------             -------
Increase in shares outstanding             45,608              46,820
                                          =======             =======


------------------------------
*  Commencement of operations.

(6) FINANCIAL HIGHLIGHTS
       Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                             CLASS A
                                                ----------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------------
                                                   1996               1995             1994              1993              1992
                                                -----------       -----------       -----------       -----------       -----------
Net asset value:
    Beginning of period ...................     $     10.90       $      9.53       $     11.10       $     10.57       $     10.27
                                                -----------       -----------       -----------       -----------       -----------

Operations:
    Net investment income .................             .56               .54               .55               .56               .58
    Net realized and unrealized
       gain (loss) on investments .........            (.13)             1.38             (1.54)              .85               .45
                                                -----------       -----------       -----------       -----------       -----------
    Total from operations .................             .43              1.92              (.99)             1.41              1.03
                                                -----------       -----------       -----------       -----------       -----------

Distributions to shareholders:
    From net investment income (a) ........            (.55)             (.55)             (.54)             (.56)             (.58)
    From net realized gains ...............              --                --              (.04)             (.32)             (.15)
                                                -----------       -----------       -----------       -----------       -----------
       Total distributions ................            (.55)             (.55)             (.58)             (.88)             (.73)
                                                -----------       -----------       -----------       -----------       -----------


Net asset value:
    End of period .........................     $     10.78       $     10.90       $      9.53       $     11.10       $     10.57
                                                ===========       ===========       ===========       ===========       ===========


Total investment return (b) ...............            4.08%            20.54%            (9.12)%           13.72%            10.42%
Net assets at end of
    period (000's omitted) ................     $   358,328       $   392,815       $   354,138       $   399,218       $   202,165


Ratios:
    Ratio of expenses to
       average daily net assets (f) .......             .78%              .76%              .66%              .75%              .80%
    Ratio of net investment income
       to average daily net assets ........            5.27%             5.18%             5.35%             4.97%             5.59%
          Assuming no voluntary waivers and
              reimbursements:
                 Expenses (c) .............             .91%              .93%              .72%              .75%              .80%
                 Net investment income ....            5.14%             5.01%             5.29%             4.97%             5.59%
Portfolio turnover rate (excluding
    short-term securities) ................           40.35%            82.83%            69.32%            58.61%            69.72%


See accompanying notes to Financial Highlights.




                                                  CLASS B                                CLASS C
                                                  -------                                -------
                                            YEAR       PERIOD FROM           YEAR           YEAR        PERIOD FROM
                                            ENDED     MARCH 22, 1995(d)      ENDED          ENDED       MAY 6, 1994(d)
                                          DECEMBER 31, TO DECEMBER 31,     DECEMBER 31,   DECEMBER 31, TO DECEMBER 31,
                                             1996           1995              1996           1995           1994
                                           ---------      ---------         ---------      ---------      ---------
Net asset value:
    Beginning of period ...............    $   10.90      $   10.25         $   10.90      $    9.53      $   10.21
                                           ---------      ---------         ---------      ---------      ---------
Operations:
    Net investment income .............          .47            .35               .46            .45            .29
    Net realized and unrealized
       gain (loss) on investments .....         (.13)           .65              (.13)          1.37           (.67)
                                           ---------      ---------         ---------      ---------      ---------
          Total from operations .......          .34           1.00               .33           1.82           (.38)
                                           ---------      ---------         ---------      ---------      ---------

Distributions to shareholders:
    From net investment income (a) ....         (.46)          (.35)             (.45)          (.45)          (.27)
    From net realized gains ...........           --             --                --             --           (.03)
                                           ---------      ---------         ---------      ---------      ---------
       Total distributions ............         (.46)          (.35)             (.45)          (.45)          (.30)
                                           ---------      ---------         ---------      ---------      ---------

Net asset value:
    End of period .....................    $   10.78      $   10.90         $   10.78      $   10.90      $    9.53
                                           =========      =========         =========      =========      =========

Total investment return (b) ...........         3.25%          9.96%             3.17%         19.44%         (3.75)%
Net assets at end of
    period (000's omitted) ............    $   4,172      $   1,643         $   1,522      $   1,042      $     465

Ratios:
    Ratio of expenses to
       average daily net assets (f) ...         1.58%          1.39%(e)          1.66%          1.66%          1.80%(e)
    Ratio of net investment income
       to average daily net assets ....         4.45%          3.96%(e)          4.40%          4.20%          4.23%(e)
          Assuming no voluntary waivers
               and reimbursements:
                 Expenses (c) .........         1.65%          1.60%(e)          1.66%          1.66%          1.81%(e)
                 Net investment income          4.38%          3.75%(e)          4.40%          4.20%          4.22%(e)
Portfolio turnover rate (excluding
    short-term securities) ............        40.35%         82.83%            40.35%         82.83%         69.32%


See accompanying notes to Financial Highlights.


Notes to Financial Highlights

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For Class A Shares for the years ended December 31, 1993 and 1992, $.01 per share of the distributions from net investment income were subject to state income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) For the periods ended December 31, 1996, 1995 and 1994, Fund Distributors voluntarily waived a portion of their distribution fees. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)    Commencement of operations.
(e)    Annualized.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.



VOYAGEUR COLORADO TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                           DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                               COUPON                MARKET
($000)        NAME OF ISSUER(B)                                                       RATE    MATURITY    VALUE(A)
----------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             COLORADO MUNICIPAL BONDS (96.8%):
             ESCROWED WITH U.S. GOVERNMENT BONDS (0.9%):
             ---------------------------------------------------------------------------------------------------------
$   1,785    Auraria Higher Education Center Fee (AMBAC Insured)................     6.50%    05-01-12    $1,909,450
    1,070    Douglas County School District No. 1...............................     6.50     12-15-04     1,200,765
                                                                                                         -----------
                                                                                                           3,110,215
                                                                                                         -----------

             GENERAL OBLIGATION (20.4%):
             ---------------------------------------------------------------------------------------------------------

    3,000    Adams & Weld County Brighton School District #275..................     5.50     12-01-16     2,985,450
    3,000    Arapahoe County School District  Inverse Floater...................     5.67(e)  12-15-15     2,802,540
    8,010    Arapahoe County Water & Sanitation Series 1995A....................     6.00     12-01-15     8,128,788
   10,075    Arapahoe County Water & Sanitation Series 1995A....................     6.15     12-01-19    10,284,157
    3,000    Boulder Valley School District #RE-2 Series A......................     6.30     12-01-13     3,199,290
    6,250    Boulder Valley School District #RE-2 Series A......................     6.30     12-01-14     6,652,750
    1,000    Eagle County School District #RE50J (FGIC Insured).................     6.30     12-01-12     1,081,020
    6,575    Eagles Nest Metropolitan District Limited Tax......................     6.50     11-15-17     6,662,382
    1,250    El Paso County School District #20, Inverse Floater................     6.47(e)  12-15-14     1,260,388
    2,300    El Paso County School District #3 Widefield........................     5.65     12-15-21     2,294,710
    1,850    Highlands Ranch Metropolitan School District #4, Inverse Floater...     5.37(e)  06-15-16     1,626,446
    4,200    Highlands Ranch Metropolitan School District #4
                (LOC - Swiss Bank Insured)......................................     6.00     12-01-15     4,399,122
    6,170    Interstate South Metropolitan District.............................     6.00     12-01-20     6,192,335
   11,350    Jefferson County School District #R-001 (AMBAC Insured)............     6.00     12-15-12    11,786,180
    2,250    Jefferson County Met Dist.-Section 14, Series A....................     6.20     12-01-13     2,363,963
    1,000    Jefferson County Met Dist.-Section 14, Series A....................     6.20     06-01-14     1,048,230
    1,500    Montezuma County School District #RE 4A - Delores..................     7.00     12-01-19     1,658,730
                                                                                                        ------------
                                                                                                          74,426,481
                                                                                                        ------------

             UTILITIES (4.6%):
             ---------------------------------------------------------------------------------------------------------

    1,600    Centennial County Water and Sanitary District Revenue
                 (LOC - Swiss Bank Insured).....................................     5.75     06-15-12     1,626,768
    4,000    Centennial County Water and Sanitary District Revenue
                 (LOC - Swiss Bank Insured).....................................     6.00     12-01-15     4,138,880
    3,000    Centennial County Water and Sanitary District Revenue
                  (LOC - Swiss Bank Insured)....................................     5.75     06-15-15     3,037,530
    5,000    Platte River Power Authority Series BB.............................     6.13     06-01-14     5,244,900
    1,500    Westminster Water & Sewer Utility Revenue (AMBAC Insured)..........     6.00     12-01-09     1,586,820
    1,000    Westminster Water & Sewer Utility Revenue (AMBAC Insured)..........     6.25     12-01-14     1,063,950
                                                                                                        ------------
                                                                                                          16,698,848
                                                                                                        ------------

             TRANSPORTATION (13.0%):
             ---------------------------------------------------------------------------------------------------------

    8,530    Arapahoe County Vehicle Reg E-470 (MBIA Insured)...................     6.15     08-31-26     8,934,066
   10,000    Arapahoe County Capital Improvement E-470..........................     7.00     08-31-26    10,642,300
   10,900    Denver City & County Airport Revenue (MBIA Insured)................     5.60     11-15-20    10,763,750
   13,575    Denver City & County Airport Revenue (MBIA Insured)................     5.70     11-15-25    13,490,156
    3,550    Denver City & County Airport Revenue (MBIA Insured)................     5.50     11-15-25     3,447,938
                                                                                                        ------------
                                                                                                          47,278,210
                                                                                                        ------------

             HEALTH CARE (21.4%):
             ---------------------------------------------------------------------------------------------------------

    3,250    Boulder County Hospital Revenue Longmont United Project............     5.88     12-01-20     3,135,860
    1,750    Colorado Health Facilities Authority Covenant Retirement...........     6.75     12-01-15     1,856,663
    4,150    Colorado Health Facilities Authority Covenant Retirement...........     6.75     12-01-25     4,338,659
    3,970    Colorado Health Facilities Authority Craig Hospital................     5.50     12-01-21     3,760,384
    3,135    Colorado Health Facilities Authority Craig Hospital................     5.38     12-01-13     3,007,155
    1,085    Colorado Health Facilities Authority National Benev.
                Series A........................................................     6.90     06-01-15     1,157,077
    7,750    Colorado Health Facilities Authority Parkview Hospital.............     6.13     09-01-25     7,530,365
    4,000    Colorado Health Facilities Authority Parkview Hospital.............     6.00     09-01-16     3,923,240
   13,000    Colorado Health Facilities Authority Rocky Mountain Adventist
                Healthcare......................................................     6.63     02-01-13    13,392,470
    5,885    Colorado Health Facilities Authority Rocky Mountain Adventist
                Healthcare......................................................     6.63     02-01-22     6,046,071
    6,500    Colorado Health Facilities Authority Vail Valley Medical
                Center Revenue..................................................     6.60     01-15-20     6,714,370
    2,500    Colorado Health Facilities Authority Vail Valley Medical
                Center Revenue..................................................     6.50     01-15-13     2,584,350
    3,375    Colorado Health Facility Authority Revenue, Inverse Floater
                (MBIA Insured)..................................................     5.87(e)  10-01-26     3,034,159
   11,850    Colorado Springs Memorial Hospital (MBIA Insured)..................     6.00     12-15-24    12,200,167
    1,165    Eagle County Vail Valley Medical Development.......................     5.63     01-15-19     1,121,184
    4,000    University of Colorado Hospital Revenue (AMBAC Insured)............     6.40     11-15-22     4,180,680
                                                                                                        ------------
                                                                                                          77,982,854
                                                                                                        ------------

             HOUSING (18.7%):
             ---------------------------------------------------------------------------------------------------------

    1,730    Adams County Housing Authority Greenbrias Project..................     6.75     07-01-21     1,679,847
   10,555    Aurora Single Family Mortgage Revenue..............................     7.30     05-01-10    11,227,881
    1,520    Colorado Housing Financial Authority...............................     7.15     11-01-14     1,658,700
    8,530    Colorado Housing Finance Authority Multifamily Series A-3..........     6.25     10-01-26     8,707,083
    2,060    Colorado Housing Finance Authority Multifamily Series C-3..........     6.10     10-01-28     2,071,783
    4,535    Colorado Housing Finance Authority Single Family Access Series 94C      7.90     12-01-24     5,090,538
      975    Colorado Housing Finance Authority Single Family Housing
                Project Series C2...............................................     7.45     06-01-17     1,081,031
    2,500    Colorado Housing Finance Authority Single Family Housing Series B-2     7.45     11-01-27     2,765,625
    1,260    Colorado Housing Finance Authority Single Family Housing Series C-2     7.10     05-01-15     1,379,700
    3,080    Colorado Housing Finance Authority Single Family Mortgage..........     7.50     11-01-24     3,391,850
    3,755    Colorado Housing Finance Authority 1994 Series D II Revenue........     8.13     06-01-25     4,182,131
    4,200    Colorado Housing Finance Authority Single Family Mortgage Revenue       8.00     12-01-24     4,672,500
    1,000    Colorado State Single Family Housing Authority Senior Revenue......     7.10     06-01-14     1,086,250
    8,950    Englewood Multifamily Marks Apartments Series B....................     6.00%    12-15-18     8,938,723
    5,700    Englewood Multifamily Marks Apartments Series 96...................     6.65     12-01-26     5,759,280
    4,000    Pueblo County Single Family Mortgage Revenue
                Series 1994A (GNMA Insured).....................................     7.05     11-01-27     4,274,120
                                                                                                        ------------
                                                                                                          67,967,042
                                                                                                        ------------

             EDUCATION (3.1%):
             ---------------------------------------------------------------------------------------------------------

    4,420    Aurora Educational Development (Connie Lee Insured)................     7.37     10-15-15     4,568,645
    3,350    Colorado State Post Secondary Education Faculty Revenue
                Inverse Floater.................................................     8.02(e)  03-01-16     3,562,725
    2,000    Colorado Education Facility Authority University of Denver
                (Connie Lee Insured)............................................     6.00     03-01-16     2,052,940
    1,000    Colorado Post Secondary Education Auraria Fund Project
                 (FGIC Insured).................................................     6.00     09-01-15     1,034,670
       50    Douglas County School District No. Re 1............................     6.50     12-15-16        56,110
                                                                                                       -------------
                                                                                                          11,275,090
                                                                                                        ------------

             OTHER REVENUE (9.8%):
             ---------------------------------------------------------------------------------------------------------

    2,000    Aurora Saddle Rock Golf Course.....................................     6.20     12-01-15     2,017,540
    7,075    Governor Metropolitan District Colorado Series 95A Revenue.........     6.00     12-01-15     7,185,582
    4,725    Governor Metropolitan District Colorado Series 95A Revenue.........     6.13     12-01-19     4,820,918
   13,700    Lowry Colorado Economic Redevelopment Authority....................     7.50(f)  12-01-10    13,768,500
    1,600    Park County Jail Facility..........................................     5.30     12-01-15     1,574,592
    1,685    Pueblo Urban Renewal Authority Revenue (AMBAC Insured).............     6.15     12-01-19     1,764,768
    2,200    Pueblo Urban Renewal Authority JR Lien.............................     6.63     12-01-19     2,184,446
    2,330    South Suburban District Golf and Ice Arena Facility................     6.00     11-01-15     2,316,253
                                                                                                        ------------
                                                                                                          35,632,599
                                                                                                        ------------

             CERTIFICATE OF PARTICIPATION (2.5%):
             ---------------------------------------------------------------------------------------------------------

    2,000    El Paso County School District #20.................................     5.70     12-15-15     2,008,200
    5,000    Jefferson County, Inverse Floater (MBIA Insured)...................     5.87(e)  12-01-09     4,967,950
    2,220    Pueblo County Colorado School District #60, Inverse Floater
                (MBIA Insured)..................................................     6.12(e)  12-01-10     2,205,570
                                                                                                        ------------
                                                                                                           9,181,720
                                                                                                        ------------

             INDUSTRIAL (2.4%):
             ---------------------------------------------------------------------------------------------------------

    8,750    Fort Collins PCR Anheuser-Busch Project..........................       6.00     09-01-31     8,817,638
                                                                                                        ------------

                TOTAL MUNICIPAL BONDS (cost: $341,964,252)                                               352,370,697
                                                                                                        ------------

             SHORT-TERM SECURITIES (2.7%)
             ---------------------------------------------------------------------------------------------------------

    9,660    Dreyfus Investment Tax-Exempt Money Market Fund
                (Cost: $9,660,000)............................................       3.69(d)               9,660,000
                                                                                                        ------------

                TOTAL INVESTMENTS IN SECURITIES (cost: 351,624,252) (c)                                $ 362,030,697
                                                                                                       =============



See accompanying notes to investments in securities.


VOYAGEUR COLORADO TAX FREE FUND
NOTES TO INVESTMENTS IN SECURITIES


(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.

(b) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:


        Aaa/AAA        Aa/AA        A/A        Baa/BBB       NR/NR         Total
        -------        -----        ---        -------       -----         -----
          32%           21%         19%          24%          4%           100%


(c) The cost of securities for federal income tax purposes is $351,704,568. The aggregate gross unrealized appreciation and depreciation in securities based on this cost are as follows:

               Gross             Gross             Net
            Unrealized        Unrealized       Unrealized
           Appreciation      Depreciation     Appreciation
           ------------      ------------     ------------
            $10,853,708       $(527,579)       $10,326,129


(d) Dividend yields change daily to reflect current market conditions. Rate shown is quoted yield as of December 31, 1996.

(e) Inverse floater, represents a security that pays interest at rates that increase (decrease) with a decline (increase) in a general money market index. Interest rate disclosed is the rate in effect on December 31, 1996. At December 31, 1996, the total of such securities is equal to 5.35% of the Fund's net assets. Inverse floaters are considered illiquid securities.

(f) Security deemed illiquid by Fund management. Such determinations are reviewed from time to time by Fund management and are subject to change. As of December 31, 1996, the illiquid security is equal to 3.78% of the Fund's total net assets.





FEDERAL INCOME TAX INFORMATION

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1996 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.

                                                          PER CLASS            PER CLASS      PER CLASS
                                                           A SHARE              B SHARE        C SHARE
                                                           -------              -------        -------
                                                            YEAR                 YEAR           YEAR
                                                            ENDED                ENDED          ENDED
                                                        DECEMBER 31,         DECEMBER 31,     DECEMBER 31,
                                                            1996                 1996            1996
                                                     ------------------   ------------------  -----------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction).............................      $.5451               $.4597          $.4508
                                                           ======               ======          ======


For federal income tax purposes, 99.83% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.


VOYAGEUR ON CALL (TM)

[Line Drawing of a telephone]
800.545.3863

We invite you to use the Voyaguer interactive voice response system, Voyageur On Call (TM) (800.545.3863). The system is designed to give you information about the Fund(s) in your account. It can also provide price and yield information for the Fund(s). 24-hour access available to Touch Tone telephones only.

VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota 55402-4115


VOY-COAR 3/97